UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Route 206 & Province Line Road
Princeton, New Jersey, 08543
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 22, 2023, Bristol-Myers Squibb Company (“BMS”), and Karuna Therapeutics, Inc. (“Karuna”), issued a joint press release announcing that BMS, Karuna and Miramar Merger Sub Inc., a wholly owned subsidiary of BMS (“Merger Sub”), have signed an agreement and plan of merger (the “Merger Agreement”) providing that, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Karuna, with Karuna surviving as a wholly owned subsidiary of BMS (the “Merger”). In the Merger, each share of Karuna common stock issued and outstanding immediately prior to the effective time of the Merger (other than certain excluded shares as described in the Merger Agreement) will automatically be converted into the right to receive $330.00 in cash, without interest, and subject to any required withholding taxes. A copy of the joint press release announcing the Merger is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information and Where to Find it

In connection with the proposed acquisition of Karuna by BMS, Karuna intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of Karuna in advance of the special meeting relating to the proposed acquisition. This report is not a substitute for the proxy statement or any other document that may be filed by Karuna with the U.S. Securities and Exchange Commission (the “SEC”). KARUNA’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF BMS AND KARUNA WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about BMS and Karuna, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. BMS and Karuna make available free of charge at BMS’ website at www.bms.com/investors and Karuna’s website at www.investors.karunatx.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This report does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. BMS, Karuna and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Karuna in connection with the proposed acquisition. Information regarding BMS’ directors and executive officers is contained in BMS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding Karuna’s directors and executive officers is contained in Karuna’s definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of BMS’ or Karuna’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, BMS’ website at www.bms.com and Karuna’s website at www.karunatx.com.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the proposed acquisition of Karuna by BMS, the expected timetable for completing the transaction, future opportunities for the combined businesses, the expected benefits of BMS’ acquisition of Karuna and the development and commercialization of Karuna’s product candidates, including the therapeutic and commercial potential of KarXT and Karuna’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements. Actual results may differ materially because of numerous risks and uncertainties including with respect to (i) the approval of Karuna’s stockholders of the proposed acquisition, which may be delayed or may not be obtained, (ii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iii) the risk that legal proceedings may be instituted related to the Merger Agreement, (iv) any competing offers or acquisition proposals for Karuna, (v) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, including the response of business partners and competitors to the announcement of the proposed acquisition or difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this report. In addition, the compounds described in this report are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. No forward-looking statement can be guaranteed. Forward-looking statements in this report should be evaluated together with the many risks and uncertainties that affect BMS’ business and market, particularly those identified in the cautionary statement and risk factors discussion in BMS’ Annual Report on Form 10-K for the year ended December 31, 2022, and Karuna’s business, particularly those identified in the risk factors discussion in Karuna’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by BMS or Karuna from time to time with the SEC. Neither BMS nor Karuna undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements made in this report relate only to events as of the date on which the statements are made and readers are cautioned not to place undue reliance on such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Joint Press Release of Bristol-Myers Squibb Company and Karuna Therapeutics, Inc., dated December 22, 2023.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release of Bristol-Myers Squibb Company and Karuna Therapeutics, Inc., dated December 22, 2023.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: December 22, 2023	By:	/s/ Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary